UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2011

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29661 (Commission File Number)	52-1782500 (I.R.S. Employer Identification No.)

52-2 Building, BDA International Enterprise Avenue
No. 2 Jingyuan North Street
Daxing District

Beijing 100176
People’s Republic of China

(Address of principal executive offices) (Zip code)

+ 86 (10) 8520-5588

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

UTStarcom, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on June 24, 2011, in China.  At the Annual Meeting, the following proposals were submitted to a vote of the stockholders and the stockholders voted as set forth below:

Proposal No. 1 — Election of Directors

The stockholders elected each of Jack Lu, Baichuan Du and Xiaoping Li as a Class II Director to serve for a term expiring on the date on which the Company’s annual meeting of stockholders is held in the year 2014, as set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jack Lu	107,430,488	1,075,762	125,774	18,987,138
Baichuan Du	107,500,515	1,004,710	126,799	18,987,138
Xiaoping Li	90,941,447	17,564,928	125,649	18,987,138

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non Votes
126,680,684	859,540	78,938	—

Proposal No. 3 — Advisory (Non-Binding) Vote on Executive Compensation

The stockholders voted, on a non-binding basis, to approve the 2010 compensation awarded to the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non Votes
90,422,500	2,254,082	15,955,442	18,987,138

Proposal No. 4 — Advisory (Non-Binding) Vote on the Frequency of Holding Advisory Vote on Executive Compensation

The stockholders voted, on a non-binding basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers, as set forth below:

Three Years	Two Years	One Year	Abstentions	Broker Non Votes
39,522,521	91,526	68,003,682	1,014,295	18,987,138

Proposal No. 5 — Adoption of the Agreement and Plan of Merger and Reorganization

The stockholders voted to adopt the agreement and plan of merger and reorganization by and among the Company, UTStarcom Holdings Corp., a newly formed exempted company incorporated under the laws of the Cayman Islands that is currently a wholly owned subsidiary of the Company (“UTS Holdings”), and UTSI Mergeco Inc., a newly formed Delaware corporation that is currently a wholly owned subsidiary of UTS Holdings (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of UTS Holdings (the “Merger”), and whereby each issued and outstanding share of the common stock of the Company will be converted into the right to receive one UTS Holdings ordinary share, which shares will be issued by UTS Holdings as part of the Merger, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non Votes
82,525,837	25,987,736	118,451	18,987,138

The Company’s press release announcing the results of the annual meeting is attached hereto as Exhibit 99.1.

The Company’s joint press release with UTS Holdings announcing the approval of the merger is attached hereto as Exhibit 99.2.

Item 8.01               Other Events.

On June 24, 2011, the Company completed the reorganization of the Company as a Cayman Islands company.  The shares of UTS Holdings will be listed on the NASDAQ Stock Market under the trading symbol “UTSI”, the same symbol under which the shares of common stock of the Company were listed.

On June 24, 2011 the Company and UTS Holdings issued a joint press release announcing the completion of the Merger.  The press release is attached hereto as Exhibit 99.3.

Item 9.01               Financial Statements and Exhibits.

(d)               Exhibits

Exhibit Number	Description
99.1	Press Release entitled UTStarcom Announces Results of Its 2011 Annual General Meeting of Shareholders, dated June 24, 2011
99.2	Press Release entitled UTStarcom, Inc. and UTStarcom Holdings Corp. Announce Approval of Merger, dated June 24, 2011
99.3	Press Release entitled UTStarcom, Inc. and UTStarcom Holdings Corp. Complete Reorganization Merger, dated June 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: June 24, 2011	By:	/s/ EDMOND CHENG
	Name:	Edmond Cheng
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release entitled UTStarcom Announces Results of Its 2011 Annual General Meeting of Shareholders, dated June 24, 2011
99.2	Press Release entitled UTStarcom, Inc. and UTStarcom Holdings Corp. Announce Approval of Merger, dated June 24, 2011
99.3	Press Release entitled UTStarcom, Inc. and UTStarcom Holdings Corp. Complete Reorganization Merger, dated June 25, 2011